               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 3, 2000


                     ALLEGHENY ENERGY, INC.
     (Exact name of registrant as specified in its charter)

Maryland                      1-267               13-5531602
(State or other               (Commission File  (IRS Employer
 jurisdiction of                            Number)
Identification
 incorporation)                                  Number)


                     10435 Downsville Pike
                     Hagerstown, MD  21740

(Address of principal executive offices)


Registrant's telephone number,
  including area code:                          (301)  790-3400



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Item 7    Financial Statements and Exhibits

          (c)  Exhibits

          Ex. 99.1  Audited Consolidated Financial Statements  of Allegheny
                          Energy, Inc. for the year ended December 31, 1999.

          Ex. 99.2  Management's  Discussion  and   Analysis   of
                    Financial Condition and Results of Operations for the year ended December 31, 1999.




                           SIGNATURES


        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Allegheny Energy, Inc.




Dated:  March 7, 2000          By:  /s/ Michael P. Morrell
                                Name:   Michael P. Morrell
                                Title:  Senior Vice President


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                         EXHIBIT INDEX


                   Exhibits

                   Ex.  99.1    Consolidated Financial Statements of
                                Allegheny Energy, Inc. for the year ended
                                December 31, 1999.

                   Ex.  99.2    Management's Discussion  and  Analysis  of
                                Financial Condition and Results of Operations for the year ended December 31, 1999.